BUCKEYE TECHNOLOGIES INC.

                                CREDIT AGREEMENT

                                 Amendment No. 4

        This Agreement, dated as of July 28, 2003 (this "Agreement"), is among Buckeye Technologies Inc., a Delaware corporation, its subsidiaries set forth on the signature pages hereto, and Fleet National Bank, as Agent for itself and the other Lenders under the Credit Agreement referred to below. The parties agree as follows:

        1. Credit Agreement; Definitions. This Agreement amends the Credit Agreement dated as of April 16, 2001 among the parties hereto and certain lenders (as amended and in effect prior to giving effect to this Agreement, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used with the meaning so defined.

        2. Amendment of Credit Agreement. Effective on the date all the conditions set forth in Section 5 hereof are satisfied (the "Amendment Date"), or with respect to
                Section 2.2, of this Agreement, the date set forth in such Section 2.2, the Credit Agreement is amended as follows:

        2.1.    Amendments of Section 1.

                2.1.1. The definition of "Consolidated Net Worth" in Section 1 of the Credit Agreement is amended to read in its entirety as follows:

                ""Consolidated Net Worth" means, at any date, the total of:

                           (a) stockholders' equity of the Company and its
                  Subsidiaries determined in accordance with GAAP on a Consolidated basis, excluding the effect of any foreign currency translation adjustments;

                  plus     (b) noncash charges related to asset impairments."

                2.1.2. The definition of "Consolidated EBITDA" in Section 1 of the Credit Agreement is amended to read in its entirety as follows:

                ""Consolidated EBITDA" means, for any period, the total of (a) Consolidated Net Income minus (b) to the extent included in computing such Consolidated Net Income (i) any extraordinary and nonrecurring gains and (ii) noncash income items, plus (c) all amounts deducted in computing such Consolidated Net Income in respect of:

                  (i)    depreciation and amortization;

                  (ii)   interest expense;

                  (iii)  income tax expense;

                  (iv) the write down for impairment purposes of existing goodwill and noncash charges related to asset impairments;

                  (v)    any extraordinary and nonrecurring losses;

                  (vi) noncash charges related to asset dispositions (provided, however, that the amount added in respect of such noncash charges shall not exceed $1,000,000);

                  (vii) restructuring costs (provided, however, that the amount added in respect of such restructuring costs shall not exceed $5,000,000; and provided, further, that the addition of any amount in excess of $2,500,000 requires the prior approval of the Agent); and

                  (viii) costs associated with the Senior Unsecured Note
                         Issuance (provided, however, that the amount added in respect of such costs shall not exceed $5,000,000)"

                  2.1.3. The following definition of "Designated Loan Prepayment" is hereby inserted into Section 1 of the Credit Agreement in the appropriate alphabetical order:

                  "Designated Loan Prepayment" is defined in Section 3.1(b) of Amendment No. 4 to the Credit Agreement."

                  2.1.4. The following definition of "Senior Unsecured Note Issuance" is hereby inserted into Section 1 of the Credit Agreement in the appropriate alphabetical order:

                  "Senior Unsecured Note Issuance" is defined in Section 3.1 of Amendment No. 4 to the Credit Agreement."

        2.2. Amendment of Section 2.1.2. From on and after the time of the Designated Loan Prepayment (as defined in Section 3.1(a) of this Agreement)
Section 2.1.2 of the Credit Agreement is amended to read in its entirety as follows:

             "2.1.2. Maximum Amount of Revolving Credit. The term "Maximum Amount of Revolving Credit" means the lesser of:

             (a)(i) $215,000,000 minus (ii) the amount of the Designated
        Loan Prepayment required to be paid pursuant to Section 3.1 of Amendment No. 4 to the Credit Agreement minus (iii) Net Asset Sale Proceeds to the extent (A) such Net Asset Sale Proceeds exceed $5,000,000 in any fiscal year and (B) the amount of such excess in the foregoing clause (A) is not allocated to an effective Permitted

        Reinvestment Reserve Amount, minus (iv) Receivables Securitization Proceeds to the extent such Receivables Securitization Proceeds exceed $30,000,000 in the aggregate after the Initial Closing Date, minus (v) Net Equity Proceeds received at any time when Consolidated Total Net Debt is greater than 350% of Consolidated EBITDA for the most recent period of four consecutive fiscal quarters for which financial reports have been (or are required to have been) furnished to the Lenders in accordance with Section 6.4.2, minus (vi) $15,000,000 at any time when neither a Supported Irish Loan nor a Letter of Credit for the benefit of an Irish Lender is outstanding; or

              (b) the amount (in an integral multiple of $1,000,000) to which the Maximum Amount of Revolving Credit shall have been irrevocably reduced from time to time by notice from the Company to the Agent."

        2.3. Amendment of Section 4.2.2. Section 4.2.2 of the Credit Agreement is amended to read in its entirety as follows:

             "4.2.2. Net Asset Sale Proceeds. Upon receipt of Net Asset
        Sale Proceeds that exceed $5,000,000 in any year, the Company shall within three Banking Days pay the amount of such excess to the Agent as a prepayment of the Loan to be applied as provided in Section 4.4.2; provided, however, that the Company may elect to reserve all or a portion of such Net Asset Sale Proceeds up to $50,000,000 in the aggregate, for Permitted Reinvestments. The amount so reserved (the "Permitted Reinvestment Reserve Amount") must be expended as a Permitted Reinvestment within 270 days after the transaction creating the Permitted Reinvestment Reserve Amount (or, in the case of the repair or replacement of assets with insurance or condemnation proceeds, must be firmly committed to be expended). In the event the Permitted Reinvestment is not so expended within such 270-day period (or if the Company abandons its plans for a Permitted Reinvestment prior to the end of such period), the Company shall within three Banking Days repay the Loan in an amount equal to such Permitted Reinvestment Reserve Amount to be applied as provided in Section 4.4.2."

        2.4. Amendment of Section 6.5.2. Section 6.5.2 of the Credit Agreement is amended to read in its entirety as follows:

             "6.5.2. Consolidated Total Net Debt to Consolidated EBITDA. Consolidated Total Net Debt as of the end of any fiscal quarter of the Company shall not exceed the applicable percentage set forth in the table below of Consolidated EBITDA for the period of four consecutive fiscal quarters then ending:

        Fiscal Quarter Ending                                 Percentage
        ---------------------                                 ----------
          June 30, 2003                                          690%
          September 30, 2003                                     700%
               through March 30, 2004
          June 30, 2004                                          650%
          September 30, 2004                                     600%

          December 31, 2004                                      575%
          March 31, 2005                                         525%
               and thereafter

        2.5. Amendment of Section 6.5.3. Section 6.5.3 of the Credit Agreement is amended to read in its entirety as follows:

             "6.5.3. Consolidated EBITDA to Consolidated Interest Expense. For each period of four consecutive fiscal quarters of the Company, Consolidated EBITDA shall equal or exceed the percentage of Consolidated Interest Expense set forth in the table below:

         Fiscal Quarter Ending                                Percentage
         ---------------------                                ----------
         June 30, 2003                                           210%
         September 30, 2003                                      200%
         December 31, 2003                                       195%
               through March 31, 2004
         June 30, 2004                                           200%
         September 30, 2004                                      215%
               through December 31, 2004
         March 30, 2005                                          240%"
            and thereafter

        2.6. Amendment of Section 6.5.4. Section 6.5.4 of the Credit Agreement is amended to read in its entirety as follows:

             "6.5.4. Consolidated EBITDA Minus Capital Expenditures to Consolidated Interest Expense. For each period of four consecutive fiscal quarters of the Company, the excess of Consolidated EBITDA minus Capital Expenditures of the Company and its Subsidiaries shall equal or exceed the percentage of Consolidated Interest Expense set forth in the table below; provided, however, that for the purpose of this Section 6.5.4, Capital Expenditures shall exclude capital expenditures for capital improvements to the Company's Americana cotton plant in Brazil using Net Asset Sale Proceeds from the sale of land, buildings, equipment or other assets from the Company's facility in Lumberton, NC that are not required to be paid to the Agent as a prepayment of the Loan pursuant to Section 4.2.2.:

          Fiscal Quarter Ending                                Percentage
          ---------------------                                ----------
          June 30, 2003                                           140%
          September 30, 2003                                      120%
          December 31, 2003                                       110%
               through March 31, 2004
          June 30, 2004                                           120%
          September 30, 2004                                      130%
          December 31, 2004                                       150%"
             and thereafter

        2.7. Amendment of Section 6.5.5. Section 6.5.5 of the Credit Agreement is amended to read in its entirety as follows:

                "6.5.5. Consolidated Total Net Senior Debt to Consolidated EBITDA. Consolidated Total Net Senior Debt as of the end of any fiscal quarter of the Company set forth in the table below shall not exceed the applicable percentage set forth in the table below (depending on whether the Company has completed the Senior Unsecured Note Issuance prior to the end of such fiscal quarter) of Consolidated EBITDA for the period of four consecutive fiscal quarters then ending:

         Fiscal Quarter Ending                             Percentage Before Senior     Percentage After Senior
                                                           Unsecured Note Issuance      Unsecured Note Issuance
         June 30, 2003                                              n/a                          245%
         September 30, 2003                                         240%                         425%
               through December 31, 2003
         March 31, 2004                                             220%                         410%
         June 30, 2004                                              205%                         375%
         September 30, 2004                                         180%                         355%
         December 30, 2004                                          165%                         310%
              and thereafter


        2.8. Amendment of Section 6.5.6. Section 6.5.6 of the Credit Agreement is amended to read in its entirety as follows:

                "6.5.6. Capital Expenditures. The aggregate amount of Capital Expenditures for any period of four consecutive fiscal quarters shall not exceed (a) $55,000,000 for such periods ending after June 29, 2002 and on or before June 30, 2003, (b) $45,000,000 for such periods ending after June 30, 2003 and on or before June 30, 2004 and (c) $50,000,000 for such periods ending after June 30, 2004 and on or before March 31, 2005; provided, however, that for purposes of this Section 6.5.6, Capital Expenditures shall exclude expenditures for capital improvements to the Company's Americana cotton plant in Brazil using Net Asset Sale Proceeds from the sale of land, buildings, equipment or other assets from the Company's facility in Lumberton, NC that are not required to be paid to the Agent as a prepayment of the Loan pursuant to Section 4.2.2."

        2.9. Amendment of Section 6.6.14. Section 6.6.14 of the Credit Agreement is amended to read in its entirety as follows:

                "6.6.14. Reserved."

        2.10. Amendment of Section 13. Section 13 of the Credit Agreement is amended by adding the following sentence at the end thereof:

                 "Notwithstanding anything contained in this Section 13, except as reasonably necessary to comply with applicable securities laws, the Agent and the Lenders (and each employee, representative, agent or advisor of the Agent or the Lenders) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of this transaction and all materials of any kind (including opinions or other tax analyses) that are provided to the Agent or the Lenders relating to such tax treatment and tax structure."

        3. Certain Consents.

        3.1. Consent with Respect to the Issuance of Senior Unsecured Notes. Notwithstanding anything to the contrary in the Credit Agreement, including
Section 6.6 of the Credit Agreement, which restricts the ability of the Company and its domestic Subsidiaries to incur Indebtedness, but excluding Section 6.5, the Lenders consent to the issuance by the Company of senior unsecured notes (the "Senior Unsecured Notes"), and the unsecured guarantee thereof by the Company's domestic Subsidiaries that are Guarantors, in an aggregate principal amount of not less than $200,000,000 bearing interest at an annual rate not greater than 9.5% in an underwritten registered public offering under the Securities Act or an underwritten offering exempt from registration under Rule 144A of the Securities Act (the "Senior Unsecured Note Issuance"); provided, however that:

                (a) the Senior Unsecured Notes shall be issued on more complete terms satisfactory to the Agent; and

                (b) the Company shall use the proceeds from the sale of the Senior Unsecured Notes, immediately upon receipt of such proceeds, (i) to redeem the Company's Senior Subordinated Notes Due 2005 in aggregate principal amount of $150,000,000 and to pay any premium applicable to such early redemption and the costs associated with the Senior Unsecured Note Issuance, notwithstanding anything to the contrary in the Credit Agreement, including Section 6.13 of the Credit Agreement, which prohibits the Company from making any voluntary prepayment of principal of or interest on any Financing Debt (other than the Credit Obligations) at any time when Consolidated Total Net Debt is greater than 350% of Consolidated EBITDA for the most recent period of four consecutive fiscal quarters for which financial reports have been (or are required to have been) furnished to the Lenders in accordance with
        Section 6.4.2 of the Credit Agreement, but excluding Section 6.5 of the Credit Agreement, and (ii) to pay to the Agent not less than $40,000,000 (the "Designated Loan Prepayment") as a prepayment of the Revolving Loan pursuant to Section 4.2.4 to be applied as provided in
        Section 4.4.2, which Designated Loan Prepayment shall trigger the effectiveness of the permanent reduction in the Maximum Amount of Revolving Credit contemplated by Section 2.2. of this Agreement.

        3.2. Consent with Respect to Prepayment of Financing Debt. Notwithstanding anything to the contrary contained in the Credit Agreement, including Section 6.13 of the Credit Agreement, which prohibits the Company from making any voluntary prepayment of principal of or interest on any Financing Debt (other than the Credit Obligations) at any time when Consolidated Total Net Debt is greater than 350% of Consolidated EBITDA for the most recent period of four consecutive fiscal quarters for which financial reports have been (or are required to have been) furnished to the Lenders in accordance with
        Section 6.4.2 of the Credit Agreement, but excluding Section 6.5 of the Credit Agreement, the Lenders consent that the Company may pay up to $22 million to UPM-Kymmene (the "UPM Prepayment"), as a prepayment of the entire amount of the note payment due and payable to UPM-Kymmene on or before October 1, 2003 in respect of the deferred purchase price for the Walkisoft assets. Notwithstanding the foregoing, the Company shall not make the UPM Prepayment unless and until:

                (a) the Company has provided to the Agent computations based upon preliminary financial statements for the fiscal quarter ended June 30, 2003 in substantially the form of Exhibit 6.4 to the Credit Agreement demonstrating compliance with the Computation Covenants as of the end of such fiscal quarter, and such computations shall be in form and substance satisfactory to the Agent;

                (b) the Company has provided to the Agent computations based upon preliminary financial statements for the fiscal quarter ended June 30, 2003 on a pro forma basis assuming that the UPM Prepayment had been made prior to the end of such fiscal quarter in substantially the form of Exhibit 6.4 to the Credit Agreement demonstrating compliance with the Computation Covenants as of the end of such fiscal quarter, and such computations shall be in form and substance satisfactory to the Agent; and

                (c) immediately after making such UPM Prepayment, the total of
        (a) unrestricted cash and Cash Equivalents plus (b) the amount the Company is then permitted to borrow pursuant to Section 2.1 of the Credit Agreement plus (c) the amount the Company is then permitted to borrow under its Receivables Securitization exceeds $40,000,000.

        3.3. Consent with Respect to Corporate Structuring Changes. The Lenders consent to the transfer by the Company of the capital stock of BKI Lending Inc., BKI Holding Corporation and BKI Asset Management Corporation to Buckeye Lumberton Inc.; provided, however, that such consent shall not be effective until Buckeye Lumberton Inc. delivers to the Agent for the benefit of the Lenders the stock certificates representing such capital stock to the extent required by the Security Agreement and delivers to the Agent an updated Exhibit
7.1 to the Credit Agreement reflecting the transactions referred to in this
Section 3.3.

        3.4. Consent with Respect to Subsidiary Lease. The Lenders consent to the Company and Buckeye Mt. Holly L.L.C. entering into a Pilot Plant Lease Agreement in substantially the form approved by the Agent, pursuant to which the Company agrees to lease to Buckeye Mt. Holly L.L.C. a portion of the property located at 1001 Tillman, Memphis, Tennessee; provided, however, that the such consent shall not be effective until the Company and Buckeye Mt. Holly LLC execute and deliver to the Agent a Subordination and Attornment Agreement in substantially the form approved by the Agent.

        4. Representations and Warranties. In order to induce the Agent and the documentation agents to enter into this Agreement, each of the Company and the Guarantors jointly and severally represents and warrants that (a) this Agreement, each other Credit Document and the transactions contemplated hereby and thereby have been authorized by all necessary proceedings of the Company and the Guarantors, (b) all necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person with respect to any of the transactions contemplated hereby or by any other Credit Document shall have been obtained and shall be in full force and effect and (c) after giving effect to this Agreement, (i) no Default exists and (ii) the representations and warranties contained in Section 7 of the Credit Agreement are true and correct in on and as of the date hereof with the same force and effect as though made on and as of such date (except as to any representation or warranty which refers to a specific earlier date).

        5. Conditions to Effectiveness.

        5.1. Payment of Fees and Expenses. The Company shall have paid to the Agent (a)for the account of the Lenders, an amendment fee in an amount equal to 0.25% of the respective Commitments of the Lenders and (b) the reasonable legal fees and expenses of the Agent with respect to this Agreement and the transactions contemplated hereby. In addition, if the Company has not made the Designated Loan Prepayment on or before November 30, 2003, the Company shall, on November 30, 2003, pay to the Agent for the account of the Lenders an additional amendment fee in an amount equal to 0.50% of the respective Commitments of the Lenders.

        6. General. The Amended Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Interest and fees under the Credit Agreement shall be calculated for all periods as provided in the Amended Credit Agreement. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.


                 [The rest of this page is intentionally blank]

         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                           BUCKEYE TECHNOLOGIES INC.
                           BUCKEYE FLORIDA CORPORATION
                           BUCKEYE LUMBERTON INC.
                           BKI FINANCE CORPORATION
                           BKI INTERNATIONAL INC.

                           By:/S/ GAYLE L. POWELSON
                              ------------------------------
                              As an authorized officer of each of the
                              foregoing corporations

                           BUCKEYE FLORIDA, LIMITED PARTNERSHIP
                           By Buckeye Florida Corporation, general partner

                           By:/S/ GAYLE L. POWELSON
                              -------------------------------
                              Title:Vice President

                           BUCKEYE  MT. HOLLY LLC
                           By Buckeye Lumberton Inc., manager

                           By:/S/ GAYLE L. POWELSON
                              --------------------------------
                              Title:Vice President

                           BKI ASSET MANAGEMENT CORPORATION
                           BKI HOLDING CORPORATION

                           By:/S/ FRANCIS B. JACOBS
                              --------------------------------
                              Title:President

                           BKI LENDING INC.

                           By:/S/ JANICE GEORGE
                              ---------------------------------
                              Title:Secretary

                           BFOL 2 Inc.


                           By:/S/ GAYLE L. POWELSON
                              --------------------------------
                              Title:Vice President

                           BFC 2 Inc.


                           By:/S/ GAYLE L. POWELSON
                              ---------------------------------
                              Title:Vice President

                           BFC 3 LLC
                           By: BFOL 2 Inc., its manager


                           By:/S/ GAYLE L. POWELSON
                              ----------------------------------
                              Title:Vice President

                           BFOL 3 LLC
                           By: BFC 2 Inc., its manager


                           By:/S/ GAYLE L. POWELSON
                              ----------------------------------
                              Title:Vice President


                           MERFIN SYSTEMS INC.


                           By:/S/ GAYLE L. POWELSON
                              ----------------------------------
                              Title:Vice President

                           FLEET NATIONAL BANK

                           By:/S/ THOMAS MAHONEY
                              ----------------------------------
                              Title:Director


                           BANK OF AMERICA, N.A.

                           By:/S/ DANIEL LANGELIER
                              ----------------------------------
                              Title:Sr. Vice President


                           THE BANK OF NOVA SCOTIA

                           By:/S/ MARK SPARROW
                              ----------------------------------
                              Title:Director


                           FIRST PIONEER FARM CREDIT, ACA

                           By:/S/ JAMES M PAPAI
                              ----------------------------------
                              Title:Vice President


                            U.S. BANK NATIONAL ASSOCIATION

                            By:/S/ DOUGLAS S. DUNBAR
                               --------------------------------
                               Title:Vice President

                            TORONTO DOMINION (TEXAS), INC.

                            By:/S/ RACHAEL SUITER
                               -------------------------------
                               Title:Vice President


                            UNION PLANTERS BANK, NA

                            By:SHEA BUCHIGNANI
                               -------------------------------
                               Title:Vice President


                            WACHOVIA BANK, NATIONAL ASSOCIATION

                            By:TOM BOHRER
                               -------------------------------
                               Title:Director


                            OAK HILL ADVISORS

                            By:/S/ SCOTT D. KRASE
                               -------------------------------
                               Title:Authorized Signatory


                            NUVEEN SENIOR INCOME FUND

                            By:
                               -------------------------------
                               Title: